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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 April 21, 1997
                       (Date of earliest event reported)

                               HUFFY CORPORATION
             (Exact name of registrant as specified in its charter)


            OHIO                       1-5325                31-0326270
(State or other jurisdiction        (Commission           (I.R.S. Employer
      of incorporation)             File Number)       Identification Number)


                                 225 BYERS ROAD
                                MIAMISBURG, OHIO
                    (Address of principal executive offices)

                                   45342-3657
                                   (Zip Code)

                                 (937) 866-6251
              (Registrant's telephone number, including area code)


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Item 2:       DISPOSITION OF ASSETS

On March 7, 1997, authorized representatives of Huffy Corporation, an Ohio corporation ("Huffy"), and two of its wholly-owned subsidiaries, Gerry Baby Products Company, a Delaware corporation ("GBPC"), and Gerry Wood Products Company, a Wisconsin corporation ("GWPC"), executed an Asset Purchase Agreement ("Agreement") in an arm's length transaction with Evenflo Company, Inc., a Delaware corporation ("Evenflo"), unrelated to Huffy, GBPC or GWPC. Huffy, GBPC and GWPC, agreed to sell and Evenflo agreed to purchase substantially all of the assets of GBPC and GWPC, including without limitation, inventory, equipment, records, contracts and leases, real property, intangible property, permits and licenses, goodwill, accounts receivable, cash, prepaid expenses, software and bank accounts. Pursuant to the Agreement, Evenflo also agreed to assume certain of GBPC's and GWPC's liabilities. On April 21, 1997, the closing date of the asset purchase, GBPC and GWPC conveyed and transferred to Evenflo substantially all of their assets pursuant to a duly executed assumption agreement. Upon the transfer of assets, Evenflo paid Huffy consideration of $73,000,000 in cash. The amount of consideration paid for the assets was determined through negotiation and was approved by the boards of directors of each of the companies. GBPC and GWPC were both engaged in the business of designing, manufacturing and marketing juvenile products.


Item 7:       FINANCIAL STATEMENTS AND EXHIBITS

Item 7(b):        Financial Information

The following restated consolidated statement of earnings for the fiscal year ended December 31, 1996 gives effect to the sale by Huffy Corporation substantially all of the assets and certain liabilities of GBPC and GWPC as if the transaction were consummated on January 1, 1996. The consolidated statement of earnings for the three months ended March 31, 1997 and the consolidated balance sheet as of March 31, 1997, which would be duplicates of the statements in the 10-Q for the quarter ended March 31, 1997 have not been included.


                                                                     Page 2 of 5
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                               HUFFY CORPORATION
            RESTATED CONSOLIDATED STATEMENT OF EARNINGS (UNAUDITED)
              (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                            Year Ended
                                                                            December 31,
                                                                               1996 as
                                                                              Restated
                                                                             -----------
Net sales                                                                    $   579,670
Cost of sales                                                                    484,782
                                                                                 -------

            Gross profit                                                          94,888

Selling, general and administrative expenses                                      80,058
                                                                                 -------

            Operating income                                                      14,830

Other expense (income)
        Interest expense                                                           5,873
        Interest income                                                              (82)
        Other                                                                       (481)
                                                                                 -------

Earnings before income taxes                                                       9,520

Income tax expense                                                                 2,596
                                                                                 -------

        Earnings from continuing operations                                        6,924

Discontinued operations:
     Loss from discontinued operations, net of
        income tax benefit of $202                                                  (467)
                                                                                 -------

        Net earnings                                                        $      6,457
                                                                            ============

Earnings per common share:
     Weighted average number of common shares                                 13,452,008
                                                                            ============

     Earnings from continuing operations                                    $       0.51
     Discontinued operations                                                       (0.03)
                                                                            ------------

        Net earnings per common share                                       $       0.48
                                                                            ============


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ITEM 7(c)         EXHIBITS

         a. Exhibits - The Exhibits, as shown in the "Index of Exhibits" attached hereto, are filed as a part of this Report.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       HUFFY CORPORATION, registrant


            May 5, 1997                /s/ TIMOTHY G. HOWARD
----------------------------------     -------------------------------------
Date                                   Timothy G. Howard
                                       Vice President - Corporate Controller
                                       (Principal Accounting Officer)



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                               INDEX OF EXHIBITS


Exhibit
  No.                                      Item
-------     -------------------------------------------------------------------
  (1)       Not Applicable

  (2)       Asset Purchase Agreement, dated March 7, 1997, by and among
            Gerry Baby Products Company, Gerry Wood Products Company,
            Huffy Corporation, and Evenflo Company, Inc. (the "Agreement"). Pursuant to Section 229.601(b)(2) of Regulation S-K of the Securities Act of 1933, the Registrant has omitted the exhibits and schedules to the Agreement. A description of the exhibits and schedules is included at the end of the Agreement. The Registrant hereby agrees to furnish supplementary a copy of any omitted exhibit or schedule to the Commission upon request.

  (4)       Not applicable

 (12)       Not applicable

 (18)       Not applicable

 (20)       Not applicable

 (23)       Not applicable

 (24)       Not applicable

 (27)       Financial Data Schedule

 (99)       Not applicable


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